UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Westar Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

c/o Continental Proxy Services – 8th Floor 17 Battery Place, New York NY 10004–1123	Westar Energy, Inc. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on May 19, 2016

Dear Shareholder,

The 2016 Annual Meeting of Shareholders of Westar Energy, Inc. will be held in the Shawnee Room at the Maner Conference Center, located at the southeast corner of 17th Street and Western Avenue in Topeka, Kansas 66612, on May 19, 2016, at 10:00 a.m. Central Daylight Saving Time. If you require directions to attend the meeting and vote in person, please contact Westar Energy, Inc. Shareholder Services.

Proposals to be considered at the 2016 Annual Meeting:

•	The election of three Class II directors to serve for a term of three years;
•	An advisory vote to approve named executive officer compensation;
•	The ratification and confirmation of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016;
•	Approval of an amendment to our Long Term Incentive and Share Award Plan, as amended and restated, and re-approval of the material terms of the performance goals under the plan;
•	Approval of the Shareholder proposal requiring a report on our strategies surrounding distributed generation; and
•	The conduct of other business properly raised before the meeting and any adjournment or postponement of the meeting.

The Board of Directors recommends that shareholders vote FOR all of the nominees, FOR the advisory vote to approve named executive officer compensation, FOR the ratification and confirmation of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016; FOR Approval of an amendment to our Long Term Incentive and Share Award Plan, as amended and restated, and re-approval of the material terms of the performance goals under the plan and AGAINST the Approval of the Shareholder Proposal requiring a report on our strategies surrounding distributed generation.

You May Vote Your Proxy When You View the Material On The Internet. You Will Be Asked To Follow The Prompts To Vote

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID: PROXY NUMBER:
The Proxy Materials are available for review at: http://www.cstproxy.com/westarenergy/2016	ACCOUNT NUMBER:

Important Notice Regarding the Availability of Proxy Materials for the Westar

Energy, Inc. Annual Meeting of Shareholders to be Held On May 19, 2016

THIS IS NOT A PROXY CARD. You may not use this form to vote your shares. You may request a paper proxy card by following the instructions at the bottom of this form. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents can be viewed at: www.cstproxy.com/westarenergy/2016

•	Proxy Statement
•	Annual Report

If you want to receive a paper or e-mail copy of these documents, you must request one, at no charge to you. Please make your request for a copy as instructed below on or before May 5, 2016 to facilitate timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, proxy number and account number found on the front of this notice.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 888-221-0690

or

By logging on to http://www.cstproxy.com/westarenergy/2016

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.